Insurance	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Insurance

39.	Insurance

The Company maintains a policy of monitoring the risks inherent in its operations. As a result, on December 31, 2024, the Company had insurance contracts in force to cover operational risks, civil liability, cyber risks, health, among others. The management of the Company understands that the policies represent sufficient amounts to cover any losses. The main assets, liabilities or interests covered by insurance and their maximum indemnity limits are as follows:

Modalities	Maximum indemnity limits
Operational risks	R$ 629,071
General Civil Liability - RCG	R$ 80,000
Cyber risks	R$ 90,000
Automobile (executives and operational fleet)	R$ 1,000 for optional civil liability (Single guarantee of property damage and bodily harm) and R$ 100 for moral damages.